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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                               FLCC HOLDINGS, INC.

                       CITADEL COMMUNICATIONS CORPORATION,

                          CITADEL BROADCASTING COMPANY,

              FORSTMANN LITTLE & CO. EQUITY PARTNERSHIP - VI, L.P.,

             FORSTMANN LITTLE & CO. EQUITY PARTNERSHIP - VII, L.P.,

                    FORSTMANN LITTLE & CO. SUBORDINATED DEBT
              AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP - VII, L.P.

                    FORSTMANN LITTLE & CO. SUBORDINATED DEBT
              AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP - VIII, L.P.

                               LAWRENCE R. WILSON

                                       and

                      RIO BRAVO ENTERPRISE ASSOCIATES, L.P.

                                  June 26, 2001

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          REGISTRATION RIGHTS AGREEMENT, dated as of June 26, 2001, among FLCC
Holdings, Inc., a Delaware corporation ("Parent"), Citadel Communications Corporation, a Nevada corporation (the "Company") and wholly owned subsidiary of Parent, Citadel Broadcasting Company, a Nevada corporation ("Citadel Broadcasting"), Forstmann Little & Co. Equity Partnership - VI, L.P., a Delaware limited partnership ("Equity-VI"), Forstmann Little & Co. Equity Partnership - VII, L.P., a Delaware limited partnership ("Equity-VII"), Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership - VII, L.P., a Delaware limited partnership ("MBO-VII"),
Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership - VIII, L.P., a Delaware limited partnership ("MBO-VIII") (Equity-VI, Equity-VII, MBO-VII and MBO-VIII are individually referred to as a "Forstmann Little Partnership" and collectively referred to as the "Forstmann Little Partnerships"), Lawrence R. Wilson ("Wilson") and Rio Bravo Enterprise Associates, L.P., a Georgia limited partnership ("Rio Bravo Enterprise" and, together with Wilson, "Rio Bravo").

          If any of the Forstmann Little Partnerships, Rio Bravo Enterprise or Wilson desires to sell shares of Common Stock (whether prior to, concurrently with or following any registration and offering by Parent of shares of its capital stock to the public (an "Offering")), it may be necessary to register such shares under the Securities Act (as defined below).

          As part of, and as consideration for, the acquisition of shares of Common Stock by the Forstmann Little Partnerships and Rio Bravo from Parent, on the date hereof and from time to time hereafter, Parent hereby grants to the Forstmann Little Partnerships and Rio Bravo certain registration and other rights with respect to their shares of Common Stock as more fully set forth herein.

          Accordingly, the parties hereto agree as follows:

          1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          "Certificate of Incorporation" means the Certificate of Incorporation of Parent, as it may be amended or restated hereafter from time to time.

          "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means any shares of common stock, par value $0.01 per share, of Parent, now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of Parent which may be exchanged for or converted into Common Stock, any and all securities of any kind whatsoever of Parent which may be issued on or after the date hereof in respect of, in exchange for, or upon conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Parent or otherwise.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the

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same shall be in effect at the time. Reference to a particular section of the
Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

          "Holder" means any party who is a signatory to this Agreement and who holds Registrable Securities. For purposes of Sections 2.3, 2.5 and 2.6, Rio Bravo shall be deemed to be one Holder.

          "IPO" means the initial public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act.

          "Other Investor" means each Person who, at the time of any registration of Common Stock hereunder, has the right under a stockholder's agreement or stock option agreement with Parent to participate in any public offering of all or a portion of the shares of Common Stock owned by the Forstmann Little Partnerships or Rio Bravo.

          "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

          "Registering Holder" means an Initiating Holder that registers Registrable Securities pursuant to Section 2.1; provided, however, that if any of the Forstmann Little Partnerships desires to include all or a portion of its Registrable Securities in any registration effected by Parent pursuant to
Section 2.1, the term "Registering Holder" shall be deemed to mean the Forstmann Little Partnerships.

          "Registrable Securities" means (i) any shares of Common Stock owned by the Forstmann Little Partnerships, whether acquired prior or subsequent to the effectiveness of this Agreement, (ii) the Rio Bravo Securities, (iii) any shares of Common Stock held pursuant to the terms of a stockholder's agreement or issuable upon exercise of an option pursuant to the terms of a stock option agreement, as the case may be, between any Other Investor and Parent, which agreement gives such Other Investor the right to participate proportionately with the Forstmann Little Partnerships in a public offering with respect to such shares, and (iv) any Common Stock issued with respect to the Common Stock referred to in clauses (i), (ii) or (iii) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities
(a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not require registration of them under the Securities Act, or (c) when such securities shall have been sold as permitted by, and in compliance with, the Securities Act. Any certificate evidencing the Registrable Securities shall bear a legend stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the securities.

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          "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters, the Forstmann Little Partnerships or Rio Bravo and the Other Investors in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for Parent and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions), all transfer taxes, and the fees and expenses of counsel to the Forstmann Little Partnerships, Rio Bravo and the Other Investors; PROVIDED, HOWEVER, that Registration Expenses shall exclude, and the Forstmann Little Partnerships, Rio Bravo and the Other Investors shall pay, underwriting discounts and commissions in respect of the Registrable Securities being registered for such Person.

          "Rio Bravo Securities" means (i) any shares of Common Stock owned by Rio Bravo Enterprise or Wilson acquired pursuant to the Stockholder's Agreement and (ii) any Common Stock issued with respect to the Common Stock referred to in clause (i) by way of a stock dividend, stock split or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

          "Stockholder's Agreement" means the Stockholder's Agreement, dated as of June 26, 2001, among Parent, Lawrence R. Wilson, Rio Bravo Enterprise and Rio Bravo, Inc., a Wyoming corporation.

          "Trigger Event" means any event set forth in Section 3.2(a) or (b) of the Stockholder's Agreement the occurrence of which would permit Rio Bravo Enterprise or Wilson under such Section 3.2(a) or (b) to require the Parent to purchase the shares of Class B Common Stock acquired by Rio Bravo Enterprise or Wilson, as the case may be, thereunder.

          2.   REGISTRATION UNDER SECURITIES ACT, ETC.

               2.1  REGISTRATION ON REQUEST.

                    (a) REQUEST. At any time or from time to time, the Forstmann Little Partnerships, individually or jointly, shall have the right to require Parent to effect the registration under the Securities Act of all or part of their respective Registrable Securities, by delivering a written request (a "Forstmann Little Request") therefor to Parent specifying the number of shares of Registrable Securities and the intended method of distribution. At any time

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following the occurrence of both (i) the consummation of an IPO and (ii) a
Trigger Event, Rio Bravo shall have the right to require Parent to effect the registration under the Securities Act of all or part of its Rio Bravo Securities, by delivering a written request (a "Rio Bravo Request") therefor to Parent specifying the number of shares of Rio Bravo Securities and the intended method of distribution; PROVIDED, HOWEVER, that if a Trigger Event occurs more than 180 days prior to the consummation of an IPO, Rio Bravo shall not be entitled to make a Rio Bravo Request or otherwise require Parent to effect a registration under this Section 2.1. The party or parties delivering a Forstmann Little Request or a Rio Bravo Request shall be referred to as the "Initiating Holder." In the case of a Forstmann Little Request, Parent shall as expeditiously as possible (but in any event within 120 days of receipt of the Forstmann Little Request), use its best efforts to effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if Parent is then eligible to use such a registration) of the Registrable Securities which Parent has been so requested to register by the Initiating Holder. In the case of a Rio Bravo Request, as promptly as practicable, but no later than ten days after receipt of a Rio Bravo Request, the Company shall given written notice of the Rio Bravo Request to all Holders (the "Demand Exercise Notice"). Parent shall as expeditiously as possible (but in any event within 120 days of receipt of a Rio Bravo Request), use its best efforts to effect the registration under the Securities Act of the Registrable Securities which Parent has been so requested to register by the Initiating Holder and any other Holder which have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of the Demand Exercise Notice (or, 15 days if, at the request of the Initiating Holder participating in such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3). Parent shall
(i) use its best efforts to effect the registration of Registrable Securities for distribution in accordance with the intended method of distribution set forth in the written request delivered by the Initiating Holder, and (ii) if requested by the Initiating Holder, obtain acceleration of the effective date of then registration statement relating to such registration.

                    (b) REGISTRATION OF OTHER SECURITIES. Whenever Parent shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by any Forstmann Little Partnership, Rio Bravo and any Other Investors of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Registering Holder shall have consented in writing to the inclusion therein of such other securities, which consent may be subject to terms and conditions determined by the Registering Holder in its sole discretion.

                    (c)  REGISTRATION STATEMENT FORM. Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by Parent and as shall be reasonably acceptable to the Registering Holder. Parent agrees to include in any such registration statement all information which, in the opinion of counsel to the Registering Holder and counsel to Parent, is necessary or desirable to be included therein.

                    (d) EXPENSES. Parent, the Company and Citadel Broadcasting shall pay, and shall be jointly and severally responsible for, all Registration Expenses in

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connection with any registration requested pursuant to this Section 2.1.
Notwithstanding the foregoing, the provisions of this Section 2.1(d) shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state or the securities laws of any other jurisdiction in the United States and its territories in which the offering is made.

                    (e) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (including for purposes of paragraph (h) of this Section 2.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 120 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Registering Holder and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived.

                    (f) SELECTION OF UNDERWRITERS. The underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Registering Holder.

                    (g) RIGHT TO WITHDRAW. If the managing underwriter of any underwritten offering shall advise the Registering Holder that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Registering Holder, then the Registering Holder shall have the right to notify Parent in writing that it has determined that the registration statement be abandoned or withdrawn, in which event Parent shall abandon or withdraw such registration statement; PROVIDED, HOWEVER, that if Rio Bravo is the Initiating Holder with respect to such offering and notifies Parent in writing that it has determined that the registration statement should not be abandoned or withdrawn, Parent shall not abandon or withdraw such registration statement with respect to any of Rio Bravo's Registrable Securities. In the event of such abandonment or withdrawal at the request of the Registering Holder, the Initiating Holder's request for registration pursuant to this Section 2.1 shall not be counted for purposes of the requests for registration to which the Initiating Holder is entitled pursuant to this
Section 2.1, except with respect to Rio Bravo, if it exercises its rights pursuant to the proviso contained in the immediately preceding sentence.

                    (h) LIMITATIONS ON REGISTRATION ON REQUEST. The Forstmann Little Partnerships shall be entitled to require Parent to effect, and Parent shall be required to effect, six registrations in the aggregate pursuant to this
Section 2.1, and Rio Bravo Enterprise and Wilson, together, shall be entitled to require Parent to effect, and Parent shall be required to effect, one registration in the aggregate pursuant to this Section 2.1, PROVIDED, HOWEVER, that the aggregate offering value of the shares to be registered pursuant to any such registration shall be at least $15,000,000 unless the Forstmann Little Partnerships or Rio Bravo Enterprise and Wilson, together, as the case may be, then own shares with an aggregate value less than $15,000,000 (in which case such lesser number of shares may be registered). If Rio Bravo Enterprise or Wilson

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makes a Rio Bravo Request and the Forstmann Little Partnerships are deemed to be the Registering Holder in connection with such registration, such request shall not be counted for purposes of the one request for registration to which Rio Bravo and Wilson, together, are entitled pursuant to this Section 2.1.

                    (i) PRIORITY IN REGISTRATIONS ON REQUEST. If any registration pursuant to a Rio Bravo Request involves an underwritten offering and the managing underwriter of such offering shall inform Parent in writing of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this Section 2.1, when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then Parent shall include in such registration, to the extent of the number and type which Parent is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the "Section 2.1 Sale Amount"), (i) all Registrable Securities requested to be included in such registration by Rio Bravo or the Forstmann Little Partnerships (including Registrable Securities held by Other Investors); PROVIDED, HOWEVER, that if the number of such Registrable Securities exceeds the
Section 2.1 Sale Amount, the number of such Registrable Securities to be included in such registration shall be allocated on a pro rata basis among Rio Bravo and the Forstmann Little Partnerships (including Registrable Securities held by Other Investors), based on the number of Registrable Securities each of Rio Bravo and the Forstmann Little Partnerships requested to be included in such registration (including Registrable Securities held by Other Investors) in relation to the aggregate amount of Registrable Securities requested to be included in such registration by Rio Bravo and the Forstmann Little Partnerships (including Registrable Securities held by Other Investors); and (ii) thereafter, to the extent the Section 2.1 Sale Amount is not exceeded, any other securities of Parent requested to be included in such registration by any holder thereof.

                    (j) POSTPONEMENT. Parent shall be entitled once in any six-month period to postpone for a reasonable period of time (but not exceeding 90 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to this Section 2.1 if Parent determines, in its reasonable judgment, that such registration and offering would materially interfere with any material financing, corporate reorganization or other material transaction involving Parent or any subsidiary, or would require premature disclosure thereof, and promptly gives the Registering Holder and the Initiating Holder (if different from the Registering Holder) written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If Parent shall so postpone the filing of a registration statement, the Initiating Holder shall have the right to withdraw the request for registration by giving written notice to Parent at any time and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Initiating Holder is entitled pursuant to this Section 2.1.

                    (k) CUTBACKS. In the case of a registration pursuant to this Section 2.1 where the Initiating Holder is not able to sell in such registration all of the Registrable Securities that such Initiating Holder requested to be included in such registration as a result of the priority of sale provisions set forth in Section 2.1(i) hereof, then the Initiating Holder's request for registration shall not be counted for purposes of the requests for registration to which such Initiating Holder is entitled pursuant to
Section 2.1(h).

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               2.2  INCIDENTAL REGISTRATION.

                    (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If Parent at any time proposes to register any of its securities under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on any such Form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation), whether or not for sale for its own account, it will each such time give prompt written notice to each of the Forstmann Little Partnerships of its intention to do so and of the Forstmann Little Partnerships' rights under this Section 2.2. Upon the written request of any of the Forstmann Little Partnerships (which request shall specify the maximum number of Registrable Securities intended to be disposed of by the Forstmann Little Partnerships), made as promptly as practicable and in any event within 30 days after the receipt of any such notice (15 days if Parent states in such written notice or gives telephonic notice to the Forstmann Little Partnerships, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), Parent shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register by the Forstmann Little Partnerships; PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register or to delay registration of such securities, Parent shall give written notice of such determination and its reasons therefor to the Forstmann Little Partnerships and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of Parent to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Forstmann Little Partnerships to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve Parent of its obligation to effect any registration upon request under Section 2.1. Parent will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 2.2. No registration effected by the Company pursuant to a Rio Bravo Request shall be deemed to be a registration pursuant to this Section 2.2

                    (b) RIGHT TO WITHDRAW. The Forstmann Little Partnerships shall have the right to withdraw their request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Parent of its request to withdraw.

                    (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If any registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter of such offering shall inform Parent in writing of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered in such registration, would materially adversely affect such offering, then Parent shall

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include in such registration, to the extent of the number and type which Parent is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering (the "Section 2.2 Sale Amount"),
(i) all of the securities proposed by Parent to be sold for its own account;
(ii) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, the Registrable Securities requested by the Forstmann Little Partnerships to be included in such registration pursuant to Section 2.2(a) (including Registrable Securities held by Other Investors); and (iii) thereafter, to the extent the
Section 2.2 Sale Amount is not exceeded, any other securities of Parent requested to be included in such registration by any holder thereof, including, in the case where such registration is to be effected as a result of the exercise by a holder of Parent's securities of such holder's right to cause such securities to be so registered, the securities of such holder.

                    (d) PLAN OF DISTRIBUTION. Any participation by holders of Registrable Securities in a registration by Parent shall be in accordance with Parent's plan of distribution, provided that the Forstmann Little Partnerships requesting registration pursuant to this Section 2.2 shall have the right to select the co-managing underwriter.

               2.3 REGISTRATION PROCEDURES. If and whenever Parent is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2 hereof, Parent shall as expeditiously as possible:

                    (a) prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, Parent shall furnish such documents to each Holder and each underwriter, if any, in each case participating in the offering of the Registrable Securities (a Holder participating in the offering of Registrable Securities being referred to as a "Participating Holder") and their respective counsel, which documents will be subject to the review and comments of each Participating Holder, each underwriter and their respective counsel; and provided, further, however, that Parent may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                    (b) notify the Participating Holders of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; PROVIDED, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 120 days;

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                    (c)  furnish, without charge, to each Participating Holder and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Participating Holders and such underwriters may reasonably request;

                    (d) use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Participating Holders or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Participating Holders, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection
(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                    (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to Parent and counsel to each of the Participating Holders to consummate the disposition of such Registrable Securities;

                    (f) furnish to each Participating Holder and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for Parent, and (ii) a "comfort" letter signed by the independent public accountants who have certified Parent's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters as the Participating Holders or the underwriters may reasonably request;

                    (g) promptly notify each Participating Holder and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus

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related thereto or for additional information; (iii) of the issuance by the
Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by Parent of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of a Participating Holder promptly prepare and furnish to each Participating Holder and each managing underwriter, if any, participating in the offering of the Registrable Securities, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and
(vi) at any time when the representations and warranties of Parent contemplated by Section 2.4(a) or (b) hereof cease to be true and correct;

                    (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each Participating Holder a copy of any amendment or supplement to such registration statement or prospectus;

                    (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be Parent) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                    (j) (i) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by Parent are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its best efforts to (x) cause all such Registrable Securities to be listed on a national securities exchange or (y) failing that, secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or (z) failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

                    (k) deliver promptly to counsel to each Participating Holder and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and Parent, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

                    (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                    (m) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and

                    (n) make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of Parent's, the Company's and Citadel Broadcasting's businesses) in their marketing of Registrable Securities.

               Parent may require the Participating Holders to furnish Parent such information regarding such Participating Holders and the distribution of the Registrable Securities as Parent may from time to time reasonably request in writing.

               Each Participating Holder agrees that upon receipt of any notice from Parent of the happening of any event of the kind described in paragraph
(g)(iii) or (v) of this Section 2.3, each Participating Holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraph (g)(v) of this Section 2.3, its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(g)(v) of this Section 2.3 and, if so directed by Parent, will deliver to Parent (at Parent's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by a Participating Holder of its securities is discontinued pursuant to the foregoing sentence, Parent shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when the Participating Holder shall have received copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 2.3; and, if Parent shall not so extend such period, the Participating Holder's request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Participating Holder is entitled pursuant to
Section 2.1 hereof.

               2.4  UNDERWRITTEN OFFERINGS.

                    (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by Participating Holders (and any Other Investors) pursuant to a registration requested under Section 2.1, Parent shall enter into a customary underwriting agreement with a managing underwriter or underwriters selected by the Registering Holder. Such underwriting agreement shall be satisfactory in form and substance to the Registering Holder and shall contain such representations and warranties by, and such other agreements on the part of, Parent and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary provisions relating to indemnification and contribution. Each Participating Holder shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters shall also be made to and for the benefit of each Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each Participating Holder. No Participating Holder shall be required to make any representations or warranties to or agreements with Parent or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

                    (b) INCIDENTAL UNDERWRITTEN OFFERINGS. In the case of a registration pursuant to Section 2.2 hereof, if Parent shall have determined to enter into any underwriting agreements in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreements. The Participating Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders. None of the Participating Holders shall be required to make any representations or warranties to or agreements with Parent or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

               2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, Parent will give the Participating Holders, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of Parent with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of the Participating Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               2.6  INDEMNIFICATION.

                    (a) INDEMNIFICATION BY PARENT, THE COMPANY AND CITADEL BROADCASTING. Parent, the Company and Citadel Broadcasting agree, jointly and severally, that in the event of any registration of any securities of Parent under the Securities Act, each of Parent, the Company and Citadel Broadcasting shall, and hereby does, indemnify and hold harmless each of the Forstmann Little Partnerships, Rio Bravo, and their respective directors, officers, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Forstmann Little Partnership or Rio Bravo or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), against any losses, claims, damages, costs and expenses (including, without limitation, attorney's fees) or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses"), to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (iii) any violation by Parent of any federal, state or common law rule or regulation applicable to Parent and relating to action required of or inaction by Parent in connection with any such registration, and each of Parent, the Company and Citadel Broadcasting shall reimburse such Indemnitee for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss; PROVIDED that Parent, the Company and Citadel Broadcasting shall not be liable in any such case to an Indemnitee to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Parent through an instrument duly executed by or on behalf of such Indemnitee, specifically stating that it is for use in the preparation thereof; and PROVIDED, FURTHER, that Parent, the Company and Citadel Broadcasting shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such Loss (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Parent through an instrument duly executed by or on behalf of such Person or (ii) arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of any Indemnitee and shall survive the transfer of such securities by such seller.

                    (b) INDEMNIFICATION BY PARTICIPATING HOLDERS. As a condition to including any Registrable Securities in any registration statement, Parent shall have received an undertaking reasonably satisfactory to it from each Participating Holder so including any Registrable Securities to, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) Parent, and each director of Parent, each officer of Parent and each other Person, if any, who controls Parent within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Parent through an instrument duly executed by such Participating Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the liability of such indemnifying party under this Section 2.6(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Parent or any such director, officer or controlling Person and shall survive the transfer of such securities by such Participating Holder.

                    (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, PROVIDED, HOWEVER, that the indemnifying party shall be obligated to pay for only one counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the first proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                    (d) CONTRIBUTION. If the indemnification provided for in this Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate Losses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such Loss, with respect to the statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Participating Holders' obligations to contribute as provided in this subsection (d) are several and not joint and shall be in proportion to the relative value of their respective Registrable Securities covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than Parent, the Company and Citadel Broadcasting) shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such party from the sale of the Registrable Securities in the offering to which the Losses of the indemnified parties relate.

                    (e) OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by Parent, the Company, Citadel Broadcasting and the Participating Holders with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 2.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by any such party.

                    (f) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or a Loss is incurred.

               2.7 UNLEGENDED CERTIFICATES. In connection with the offering of any Registrable Securities registered pursuant to this Section 2, Parent shall
(i) facilitate the timely preparation and delivery to the Participating Holders, the Other Investors and the underwriters, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by the Participating Holders, the Other Investors or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

               2.8 LIMITATION ON SALE OF SECURITIES. Parent hereby agrees that if it shall previously have received a request for registration pursuant to
Section 2.1 or 2.2 hereof, and if such previous registration shall not have been withdrawn or abandoned, (i) Parent shall not effect any public or private offer, sale or distribution of its securities or effect any registration of any of its equity securities under the Securities Act (other than a registration on Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 90 days (or such shorter period as the Forstmann Little Partnerships (if they are participating in such registration) shall be advised by their managing underwriter) shall have elapsed from the effective date of such previous registration, and Parent shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities; and (ii) Parent shall use its best efforts to cause each holder of its equity securities purchased from Parent at any time after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

               2.9 NO REQUIRED SALE. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Forstmann Little Partnerships or Rio Bravo to sell any Registrable Securities pursuant to any effective registration statement.

          3. RULE 144. Parent shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act; PROVIDED, HOWEVER, that in the case of Rio Bravo, Parent shall only be required to take such actions following the occurrence of both (i) the consummation of an IPO and (ii) a Trigger Event; PROVIDED, FURTHER, that if a Trigger Event occurs more than 180 days prior to the consummation of an IPO, Parent shall not be required to take any action pursuant to this Section 3 with respect to Rio Bravo. Upon the request of a Forstmann Little Partnership or Rio Bravo, Parent will promptly deliver to such holder a written statement as to whether it has complied with such requirements.

          4. AMENDMENTS AND WAIVERS. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

          5. OTHER INVESTORS. The parties hereto acknowledge and agree that no Other Investor has any right to request registration of the Common Stock held by such Other Investor or to participate in any registration of securities by Parent, other than in accordance with the terms of the stockholder's agreement or option agreement, as the case may be, between such Other Investor and Parent, pursuant to which such Other Investor generally may have the right to participate in any public offering which all or a portion of the shares of Common Stock owned by the Forstmann Little Partnerships are registered under the Securities Act.

          6. ADJUSTMENTS. In the event of any change in the capitalization of Parent as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Agreement shall be appropriately adjusted. Parent agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Forstmann Little Partnerships, Rio Bravo or the Other Investors to include any Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. Parent agrees that it will take all reasonable steps necessary to effect a combination or subdivision of shares if in the reasonable judgment of the Forstmann Little Partnerships such combination or subdivision would enhance the marketability of the Registrable Securities.

          7. NOTICE. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

          (a)  If to any of the Forstmann Little Partnerships, to it at:

               c/o Forstmann Little & Co.
               767 Fifth Avenue, 44th Floor
               New York, New York  10153
               Attention:  Ms. Sandra J. Horbach

               With a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York  10004
               Attention:  Robert C. Schwenkel, Esq.

          (b)  If to Rio Bravo Enterprise or Wilson, to it at:

               c/o Citadel Communications Company
               7201 West Lake Blvd.
               Las Vegas, NV  89129
               Attention:  Lawrence R. Wilson

          (c)  If to Parent, the Company or Citadel Broadcasting, to it at:

               City Center West, Suite 400
               7201 West Lake Blvd.
               Las Vegas, NV  89129
               Attention:  President

          8. ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns; provided, however, that the Other Investors shall have no rights under this Agreement. This Agreement may not be assigned by Parent or Rio Bravo, other than (i) an assignment by will or by operation of law of Wilson's rights or obligations hereunder by reason of Wilson's death to Wilson's estate or Wilson's heirs, beneficiaries or devises that are Permitted Transferees (as defined in Section 3.1 of the Stockholder's Agreement) or (ii) an assignment of Rio Bravo's rights and obligations hereunder to the New LLC (as defined in Section 5.3 of the Stockholder's Agreement). Any Forstmann Little Partnership may, at its election, at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any purchaser of shares of Common Stock held by it.

          9. REMEDIES. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          10. NO INCONSISTENT AGREEMENTS. Parent will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Forstmann Little Partnerships in this Agreement or otherwise conflicts with the provisions hereof, other than any customary lock-up agreement with the underwriters in connection with any Offering effected hereunder, pursuant to which Parent shall agree not to register for sale, and Parent shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period (not to exceed 180 days) following such Offering. Parent has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the Forstmann Little Partnerships or Rio Bravo hereunder do not in any way conflict with and are not inconsistent with any other agreements to which Parent is a party or by which it is bound. Parent further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) with respect to the Forstmann Little Partnerships, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by Parent or the Forstmann Little Partnerships so that the Forstmann Little Partnerships shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

          11. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not control or otherwise affect the meaning hereof.

          12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in
Section 7 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          14. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

          15. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          16. ENTIRE AGREEMENT; EFFECTIVENESS. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                              FLCC HOLDINGS, INC.

                              By: /s/ Winston W. Hutchins
                                  -----------------------
                                  Name: Winston W. Hutchins
                                  Title: Vice President, Assistant Secretary and
                                         Treasurer

                              CITADEL COMMUNICATIONS CORPORATION

                              By: /s/ Winston W. Hutchins
                                  -----------------------
                                  Name: Winston W. Hutchins
                                  Title: Vice President, Assistant Secretary and
                                         Treasurer

                              CITADEL BROADCASTING COMPANY

                              By: /s/ Sandra J. Horbach
                                  ---------------------
                                  Name: Sandra J. Horbach
                                  Title: Executive Vice President and
                                         Assistant Secretary

                              FORSTMANN LITTLE & CO. EQUITY
                              PARTNERSHIP - VI, L.P.

                              By: FLC XXXII Partnership
                                  its general partner

                              By: /s/ Sandra J. Horbach
                                  ---------------------
                                  Sandra J. Horbach,
                                  a general partner

                              FORSTMANN LITTLE & CO. EQUITY
                              PARTNERSHIP - VII, L.P.

                              By: FLC XXXII Partnership
                                  its general partner

                              By: /s/ Sandra J. Horbach
                                  ---------------------
                                  Sandra J. Horbach,
                                  a general partner

                              FORSTMANN LITTLE & CO. SUBORDINATED
                              DEBT AND EQUITY MANAGEMENT BUYOUT
                              PARTNERSHIP - VII, L.P.

                              By: FLC XXXIII Partnership,
                                  its general partner

                              By: /s/ Sandra J. Horbach
                                  ---------------------
                                  Sandra J. Horbach,
                                  a general partner

                              FORSTMANN LITTLE & CO. SUBORDINATED
                              DEBT AND EQUITY MANAGEMENT BUYOUT
                              PARTNERSHIP - VIII, L.P.

                              By: FLC XXXIII Partnership,
                                  its general partner

                              By: /s/ Sandra J. Horbach
                                  ---------------------
                                  Sandra J. Horbach,
                                  a general partner

                              RIO BRAVO ENTERPRISE ASSOCIATES, L.P.

                              By: Rio Bravo, Inc.,
                                  its general partner

                              By: /s/ Lawrence R. Wilson
                                  ----------------------
                                  Name:  Lawrence R. Wilson
                                  Title:

                              LAWRENCE R. WILSON

                              /s/ Lawrence R. Wilson
                              ----------------------